Intangible Assets, Net - Schedule of Amortization Expenses For the Intangible Assets (Details) ¥ in Thousands, $ in Thousands	Jun. 30, 2026 CNY (¥)	Jun. 30, 2026 USD ($)	Dec. 31, 2025 CNY (¥)
Schedule of Amortization Expenses for the Intangible Assets [Abstract]
Remaining of 2026	¥ 13,252	$ 1,953
2027	10,329	1,522
2028	4,943	729
2029	2,209	326
2030	2,906	428
Thereafter	6,037	890
Total Amortization expenses	¥ 39,676	$ 5,848	¥ 45,117